                                                                   Exhibit 10.32

                                    AMENDMENT
                               TO CREDIT AGREEMENT

            AMENDMENT TO CREDIT AGREEMENT, dated as of January 31, 2000 (this "Amendment"), by and among NORTHWEST AIRLINES CORPORATION, a Delaware corporation formerly known as Newbridge Parent Corporation ("Newco"), NORTHWEST AIRLINES HOLDINGS CORPORATION, a Delaware corporation formerly known as Northwest Airlines Corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK NATIONAL ASSOCIATION), as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Newco, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995, as amended and restated as of October 16, 1996, as further amended and restated as of December 29, 1997, as further amended as of January 23, 1998, as further amended as of May 12, 1998 (the "Temporary Amendment") and as further amended as of November 12, 1998, January 27, 1999 and October 29, 1999 (as amended, modified and/or supplemented through the date hereof, the "Credit Agreement");

            WHEREAS, Newco, Holdings, NWA, the Borrower and Northwest Airlines Holding Corporation intend to amend and restate the Amended and Restated Credit Agreement dated as of February 9, 1999, among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto, Bankers Trust Company, as syndication agent, The Chase Manhattan Bank, as administrative agent and BT Alex. Brown Incorporated and Chase Securities Inc., as co-book managers, pursuant to an Amended and Restated Credit Agreement to be dated on or about February 4, 2000, by and among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and Bankers Trust Company, as syndication agent, The Chase Manhattan Bank, as administrative agent, Credit Lyonnais New York Branch, as documentation agent, ABN Amro Bank N.V., as compliance agent and Deutsche Bank Securities Inc. and Chase Securities Inc., as joint lead arrangers and joint book managers (as hereafter amended, modified and/or supplemented from time to time by any amendment, modification or supplement, the "New Credit Agreement");

            WHEREAS, the parties hereto wish to consent to Newco, Holdings, NWA and the

Borrower entering into the New Credit Agreement;

            NOW THEREFORE, it is agreed:

            1. Section 2(w) of the Temporary Amendment is hereby amended by deleting the definition of New Credit Agreement appearing therein and inserting the following new definition in lieu thereof:

                  " 'New Credit Agreement' shall mean an amendment and
            restatement to the amended and restated credit agreement, dated as of February 9, 1999, among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto, Bankers Trust Company, as syndication agent, The Chase Manhattan Bank, as administrative agent, BT Alex. Brown Incorporated and Chase Securities Inc., as co-book managers, which amendment and restatement shall be dated as of approximately February 4, 2000, by and among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto, Bankers Trust Company, as syndication agent, and The Chase Manhattan Bank, as administrative agent, Credit Lyonnais New York Branch, as documentation agent, ABN Amro Bank N.V., as compliance agent and Deutsche Bank Securities Inc. and Chase Securities Inc., as joint lead arrangers and joint book managers, as amended, modified and/or supplemented from time to time, which amended and restated credit agreement shall be on substantially the terms and conditions set forth on Exhibit A to the Sixth Amendment to the First Credit Agreement and otherwise on terms and conditions satisfactory to the Administrative Agent.

                  'Sixth Amendment to the First Credit Agreement' shall have the meaning provided in the New Credit Agreement."

            2. The Temporary Amendment is hereby amended by deleting the phrase "the date occurring 364 days after the Effective Date under, and as defined in, the New Credit Agreement as in effect on the date on which the New Credit Agreement is originally executed" in each place it appears and inserting in lieu thereof the phrase "the date occurring 364 days after the Restatement Effective Date under, and as defined in, the New Credit Agreement".

            3. The definition of 'Permitted Municipal Indebtedness' under
Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (d) thereof, (ii) deleting the "." at the end of subsection (e) thereof, (iii) adding the word "; and" at the end of subsection
(e) thereof, and (iii) inserting the following new subsection (f) at the end thereof:

            "(f) $84,305,000 Charter County of Wayne, Michigan Special Airport Facilities Revenue Refunding Bonds (Northwest Airlines, Inc. Facilities) Series 1995."

            4. This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Credit

Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

            5. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks to enter into this Amendment, each of Newco, Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            6. This Amendment shall become effective as of the date first written above (the "Effective Date") when each of Newco, Holdings, NWA, the Borrower and the Required Banks shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

            7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

            8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            9. From and after the Effective Date all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or any Credit Document shall be deemed to be references to such Credit Agreement or such Credit Document as amended hereby.

                                     * * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       NORTHWEST AIRLINES CORPORATION

                                       By:/s/ Daniel B. Matthews
                                          --------------------------------------
                                          Name: Daniel B. Matthews
                                          Title: Vice President and Assistant
                                                 Treasurer


                                       NORTHWEST AIRLINES HOLDINGS CORPORATION

                                       By:/s/ Daniel B. Matthews
                                          --------------------------------------
                                          Name: Daniel B. Matthews
                                          Title: Vice President and Assistant
                                                 Treasurer


                                       NWA INC.

                                       By:/s/ Daniel B. Matthews
                                          --------------------------------------
                                          Name: Daniel B. Matthews
                                          Title: Vice President and Assistant
                                                 Treasurer


                                       NORTHWEST AIRLINES, INC.

                                       By:/s/ Daniel B. Matthews
                                          --------------------------------------
                                          Name: Daniel B. Matthews
                                          Title: Vice President and Assistant
                                                 Treasurer

                                       ABN AMRO BANK N.V.,
                                          CHICAGO BRANCH,
                                          Individually and as Compliance Agent

                                       By:/s/ Claudia C. Heldring
                                          --------------------------------------
                                          Name: Claudia C. Heldring
                                          Title: Vice President

                                       By:/s/ Carla S. Waggoner
                                          --------------------------------------
                                          Name: Carla S. Waggoner
                                          Title: Assistant Vice President


                                       BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                       By: signature
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PARIBAS

                                       By:/s/ Chuck Irwin
                                          --------------------------------------
                                          Name: Chuck Irwin
                                          Title: Vice President

                                       By:/s/ Glenn E. Mealey
                                          --------------------------------------
                                          Name: Glenn E. Mealey
                                          Title: Managing Director

                                       CHASE SECURITIES INC.,
                                          as Syndication Agent

                                       By:/s/ Donald Shokrian
                                          --------------------------------------
                                          Name: Donald Shokrian
                                          Title: Vice President


                                       CITIBANK, N.A.,
                                          as Documentation Agent

                                       By:/s/ Michael Boster
                                          --------------------------------------
                                          Name: Michael Boster
                                          Title: Vice President


                                       NATIONAL WESTMINSTER BANK PLC,
                                          NEW YORK BRANCH
                                          Individually and as an Agent

                                       By:/s/ Simon Clark
                                          --------------------------------------
                                          Name: Simon Clark
                                          Title: Regional Financial Officer


                                       NATIONAL WESTMINSTER BANK PLC,
                                         NASSAU BRANCH,
                                         Individually and as an Agent

                                       By:/s/ Simon Clark
                                          --------------------------------------
                                          Name: Simon Clark
                                          Title: Regional Financial Officer

                                       U.S. BANK NATIONAL ASSOCIATION
                                          Individually and as an Agent

                                       By:/s/ Mark R. Olmon
                                          --------------------------------------
                                          Name: Mark R. Olmon
                                          Title: Senior Vice President


                                       BANK OF AMERICA N.A.

                                       By:/s/ Chas McDoell
                                          --------------------------------------
                                          Name: Chas McDoell
                                          Title: Principal


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.
                                         CHICAGO BRANCH

                                       By:/s/ Gus C. Browne II
                                          --------------------------------------
                                          Name: Gus C. Browne II
                                          Title: Senior Vice President


                                       BANQUE NATIONALE DE PARIS

                                       By:/s/ Arnaud Collin du Bocage
                                          --------------------------------------
                                          Name: Arnaud Collin du Bocage
                                          Title: Executive Vice President
                                                 and General Manager

                                       CIBC INC.

                                       By:/s/ Lindsay Gordon
                                          --------------------------------------
                                          Name: Lindsay Gordon
                                          Title: Executive Director CIBC World
                                                 Markets Corp. As Agent


                                       CHANG HWA COMMERCIAL BANK, LTD.,
                                         NEW YORK BRANCH

                                       By:/s/ Wan-Tu Yeh
                                          --------------------------------------
                                          Name: Wan-Tu Yeh
                                          Title: Vice President and
                                                 General Manager


                                       THE CHASE MANHATTAN BANK

                                       By:/s/ Matthew H. Massie
                                          --------------------------------------
                                          Name: Matthew H. Massie
                                          Title: Managing Director


                                       CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

                                       By:/s/ Kuang Si Shiu
                                          --------------------------------------
                                          Name: Kuang Si Shiu
                                          Title: Senior Vice President &
                                                 General Manager

                                       CHRISTIANIA BANK OG KREDITKASSE ASA,
                                         NEW YORK BRANCH

                                       By:______________________________________
                                          Name:
                                          Title:

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS
                                         NEW YORK BRANCH

                                       By:/s/ Philippe Sonstra
                                          --------------------------------------
                                          Name: Philippe Sonstra
                                          Title: Senior Vice President


                                       CREDIT SUISSE FIRST BOSTON

                                       By:/s/ Robert N. Finney
                                          --------------------------------------
                                          Name: Robert N. Finney
                                          Title: Managing Director


                                       By:/s/ Chris T. Horgan
                                          --------------------------------------
                                          Name: Chris T. Horgan
                                          Title: Vice President

                                       DAI-ICHI KANGYO BANK, LTD.,
                                         CHICAGO BRANCH

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE FUJI BANK, LIMITED

                                       By:/s/ Peter L. Chinnici
                                          --------------------------------------
                                          Name: Peter L. Chinnici
                                          Title: Senior Vice President &
                                                 Group Head


                                       HAMBURISCHE LANDESBANK--GIROZENTRALE

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       LANDESBANK BERLIN -GIROZENTRALE-

                                       By:/s/ A. S. R. Schmidt
                                          --------------------------------------
                                          Name: A. S. R. Schmidt
                                          Title: Director

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, NEW YORK BRANCH

                                       By:/s/ Scott J. Paige
                                          --------------------------------------
                                          Name: Scott J. Paige
                                          Title: Senior Vice President


                                       ROYAL BANK OF CANADA

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE SAKURA BANK, LTD.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE SANWA BANK, LIMITED

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH

                                       By:/s/ John H. Kemper
                                          --------------------------------------
                                          Name: John H. Kemper
                                          Title: Senior Vice President


                                       THE SUMITOMO TRUST AND BANKING CO., LTD.

                                       By:/s/ Stephen A. Stratico
                                          --------------------------------------
                                          Name: Stephen A. Stratico
                                          Title: Vice President


                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       INDOSUEZ CAPITAL FUND III, LIMITED

                                       By: Indosuez Capital as Portfolio Advisor

                                       By:/s/ Melissa Marano
                                          --------------------------------------
                                          Name: Melissa Marano
                                          Title: Vice President


                                       12